MILLIMAN VARIABLE INSURANCE TRUST 485BPOS

Exhibit 28.(e)(ii)

MILLIMAN VARIABLE INSURANCE TRUST

AMENDMENT TO EXHIBIT A TO THE

DISTRIBUTION AGREEMENT

THIS AMENDMENT (the “Amendment”), effective as of the 20th day of December, 2022, to Exhibit A to the Distribution Agreement, dated as of January 6, 2021 (the “Distribution Agreement”), is entered into by and between Milliman Variable Insurance Trust, a Delaware statutory trust (the “Client”), and Foreside Fund Services, LLC, a Delaware limited liability company (the “Distributor”).

WHEREAS, each of the Client and the Distributor is a party to the Distribution Agreement; and

WHEREAS, each of the Client and the Distributor desires to amend the Distribution to replace Exhibit A.

NOW, THEREFORE, the parties agree as follows:

1.          Exhibit A to the Distribution Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2.          Except to the extent amended hereby, the Distribution Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be effective as of the day and year first above written.

FORESIDE FUND SERVICES LLC

By:

Date:	______, 2022

MILLIMAN VARIABLE INSURANCE TRUST

By:

Date:	______, 2022

EXHIBIT A

Fund Names

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Strategy

1.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jan/Jul
2.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Feb/Aug
3.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Mar/Sep
4.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Apr/Oct
5.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - May/Nov
6.	Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Strategy

7.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jan/Jul
8.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Feb/Aug
9.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Mar/Sep
10.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Apr/Oct
11.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - May/Nov
12.	Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jun/Dec

Milliman 1-Year Buffered S&P 500 with Spread Outcome Strategy

13.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jan
14.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Feb
15.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Mar
16.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Apr
17.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - May
18.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jun
19.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jul
20.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Aug
21.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Sep
22.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Oct
23.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Nov
24.	Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Dec

Milliman 1-Year Floored S&P 500 with Par Up Outcome Strategy

25.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jan
26.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Feb
27.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Mar
28.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Apr
29.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - May
30.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jun
31.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jul
32.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Aug
33.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Sep
34.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Oct
35.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Nov
36.	Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Dec

A-1

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Strategy

37.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jan
38.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Feb
39.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Mar
40.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Apr
41.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - May
42.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jun
43.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jul
44.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Aug
45.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Sep
46.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Oct
47.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Nov
48.	Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Strategy

49.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jan
50.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Feb
51.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Mar
52.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Apr
53.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - May
54.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jun
55.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jul
56.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Aug
57.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Sep
58.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Oct
59.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Nov
60.	Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Strategy

61.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jan
62.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Feb
63.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Mar
64.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Apr
65.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - May
66.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jun
67.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jul
68.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Aug
69.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Sep
70.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Oct
71.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Nov
72.	Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Dec

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Strategy

73.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (I)
74.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Apr (I)
75.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (I)
76.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Oct (I)
77.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (II)
78.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Apr (II)
79.	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (II)

A-2

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Strategy

80.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (I)
81.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (I)
82.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (I)
83.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Oct (I)
84.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (II)
85.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (II)
86.	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (II)

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Strategy

87.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Jan/Jul
88.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Feb/Aug
89.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Mar/Sep
90.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Apr/Oct
91.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - May/Nov
92.	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Jun/Dec

Milliman Money Market Strategy

93.	Milliman Money Market Fund

A-3